As filed with the Securities and Exchange Commission on June 1, 2001
                                       Registration Nos. 333-56172 and 333-84859

================================================================================

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                         POST-EFFECTIVE AMENDMENT NO. 2
                                       TO
                                    FORM S-3
                             REGISTRATION STATEMENT
                                       and
                         POST-EFFECTIVE AMENDMENT NO. 4
                                      UNDER
                           THE SECURITIES ACT OF 1933

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                               The CIT Group, Inc.
             (Exact name of registrant as specified in its charter)

            Delaware                                     13-2994534
(State or other jurisdiction of             (I.R.S. Employer Identification No.)
 incorporation or organization)

                          1211 Avenue of the Americas
                            New York, New York 10036
                                 (212) 536-1390
          (Address, including zip code, and telephone number, including area code, of registrant's principal executive offices)

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                                 ERNEST D. STEIN
                  Executive Vice President and General Counsel
                               The CIT Group, Inc.
                           1211 Avenue of the Americas
                            New York, New York 10036
                                 (212) 536-1390
            (Name, address, including zip code, and telephone number,
                   including area code, of agent for service)

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                  Please send copies of all communications to:
                                   ANDRE WEISS
                            Schulte Roth & Zabel LLP
                                919 Third Avenue
                            New York, New York 10022
                                 (212) 756-2000

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        Approximate date of commencement of proposed sale to the public:
                      From time to time after the effective
                  date of this Post-Effective Amendment to the
      Registration Statement, as determined in light of market conditions.

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If the only securities being registered on this Form are being offered pursuant
to dividend or interest reinvestment plans, please check the following box.|_|

If any of the securities being registered on this Form are to be offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, other than securities offered only in connection with dividend or interest reinvestment plans, check the following box.|X|

If this Form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, please check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering.|_|

If this Form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering.|_|

If this Form is a post-effective amendment filed pursuant to Rule 462(d) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering.|_|

If delivery of the prospectus is expected to be made pursuant to Rule 434, please check the following box.|_|

                               -------------------

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

Explanatory Note

                          DEREGISTRATION OF SECURITIES

      A Registration Statement on Form S-3 (No. 333-56172) with respect to the offer and sale of $20,384,000,000 of debt securities was filed by The CIT Group, Inc., a Delaware corporation, with the Securities and Exchange Commission on February 23, 2001 and declared effective on March 13, 2001. CIT subsequently issued and sold $4,181,400,000 of debt securities pursuant to such Registration Statement.

      Pursuant to the undertaking made by CIT as required by Item 512(a)(3) of Regulation S-K, CIT files this Post-Effective Amendment No. 2 to Registration Statement on Form S-3 (No. 333-56172) and Post-Effective Amendment No. 4 to Registration Statement on Form S-3 (No. 333-84859) for the purpose of terminating offerings under the above-mentioned Registration Statements and deregistering $16,202,600,000 of unsold debt securities of CIT.

                                   SIGNATURES

      Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Post-Effective Amendment No. 2 to Registration Statement on Form S-3 No. 333-56172 and Post-Effective Amendment No. 4 to Registration Statement on Form S-3 No. 333-84859 to be signed on its behalf by the undersigned, thereunto duly authorized, in The City of New York and State of New York, on the 31st day of May, 2001.

                                        THE CIT GROUP, INC.

                                 By     /s/ Anne Beroza
                                        ------------------------
                                        Anne Beroza
                                        Senior Vice President, Associate General
                                        Counsel and Secretary

      Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment No. 2 to Registration Statement on Form S-3 No. 333-56172 and Post-Effective Amendment No. 4 to Registration Statement on Form S-3 No. 333-84859 has been signed below by the following persons in the capacities and on the dates indicated, on this 31st day of May, 2001:

                                 By     /s/ Anne Beroza
                                        ------------------------
                                        Anne Beroza
                                        Attorney-in-fact

                  Signature and Title
                  -------------------

                 ALBERT R. GAMPER, JR.*
                 ----------------------
                 Albert R. Gamper, Jr.
          Chairman, President, Chief Executive
                        Officer
       and Director (principal executive officer)

                  /s/ Joseph M. Leone
                  -------------------
                    Joseph M. Leone
              Executive Vice President and
                Chief Financial Officer
      (principal financial and accounting officer)

                    DANIEL P. AMOS*
                    ---------------
                     Daniel P. Amos
                        Director

                     JOHN S. CHEN*
                     -------------
                     John S. Chen
                        Director

                     ANTHEA DISNEY*
                     --------------
                     Anthea Disney
                        Director

                 WILLIAM A. FARLINGER*
                 ---------------------
                  William A. Farlinger
                        Director

                  HON. THOMAS H. KEAN*
                  --------------------
                  Hon. Thomas H. Kean
                        Director

                      PAUL MORTON*
                      ------------
                      Paul Morton
                        Director

                    TAKATSUGU MURAI*
                    ----------------
                    Takatsugu Murai
                        Director

                  WILLIAM M. O'GRADY*
                  -------------------
                   William M. O'Grady
                        Director

                     PAUL N. ROTH*
                     -------------
                      Paul N. Roth
                        Director

                    PETER J. TOBIN*
                    ---------------
                     Peter J. Tobin
                        Director

                      KEIJI TORII*
                      ------------
                      Keiji Torii
                        Director

                THEODORE V. WELLS, JR.*
                -----------------------
                 Theodore V. Wells, Jr.
                        Director

                     ALAN F. WHITE*
                     --------------
                     Alan F. White
                        Director

      *Original powers of attorney authorizing Albert R. Gamper, Jr., Ernest D. Stein, Anne Beroza and Robert J. Ingato and each of them to sign this Registration Statement and amendments hereto on behalf of the directors and officers of CIT indicated above are held by CIT and available for examination pursuant to Item 302(b) of Regulation S-T.